                                                                  EXHIBIT 10.117

RECORDING REQUESTED BY

CONCORD GENERAL CORPORATION
1450-C Enea Circle, Suite 500
Concord, California 94520


AFTER RECORDING MAIL TO                     [SEAL]

Julie A. Garrison, Esq.
Concord General Corporation
1450 C Enea Circle, Suite 500
Concord, California 94520

--------------------------------SPACE ABOVE THIS LINE FOR RECORDER'S USE-------


                         ASSIGNMENT OF DEED OF TRUST

--------------------------------------------------------------------------------

AMERICAN CANYON PARTNERS, a California General Partnership (ASSIGNOR) FOR
VALUE RECEIVED, do hereby grant, assign, and transfer to CONCORD GENERAL CORPORATION, a California corporation (ASSIGNEE) all beneficial interest under that certain deed of trust dated October 19, 1994, executed by PAR MEE DEVELOPMENT CORPORATION, an Ohio corporation, (TRUSTOR), to CONSOLIDATED TITLE SERVICES, a California corporation, (TRUSTEE), and recorded as Instrument No. 1994-032227, on October 27, 1994, in Book -----------, Page----------, Official
Records in the office of the County Recorder of Napa County, California, together with the note or notes as therein described or referred to, the money due and to become due thereon with interest, and all rights accrued or to accrue.


Dated: October 27, 1994                  AMERICAN CANYON PARTNERS

By: /s/ Robert J. Mitchell                By:  /s/ E. G. Craig
   -------------------------------          -------------------------------
By: /s/ Julie A. Garrison                 By:  /s/ Dianna M. Almini
   -------------------------------          -------------------------------
     Julie A. Garrison
     Concord General Corporation

State of California    )
        --------------
County of Contra Costa )
         -------------

On March 6, 1995 before me, Nancy Baughman, Notary Public----------------------
                           ----------------------------------------------------
                          NAME, TITLE OF OFFICER (E.G., JANE DOE, NOTARY PUBLIC)

personally appeared E.G. Craig, Dianna Almini, and Julie A. Garrison----------
                    ------------------------------------------------------------
                                        NAME(S) of SIGNER(S)
personally known to me


(or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.


WITNESS my hand and official seal.


/s/    Nancy Baughman                              [SEAL]
----------------------------------------
       Signature of Notary


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

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT                        END OF DOCUMENT

================================================================================

State of California
         ------------------------
County of Contra Costa
         ------------------------

On March 14, 1995 before me, Nancy Baughman, Notary Public
   --------------            ---------------------------------------------------
                    Name and Title Of Officer (e.g., "Jane Doe, Notary Public")

personally appeared  Robert J. Mitchell ---------------------------------------
                     ----------------------------------------------------------,
                                     Name(s) of Signer(s)

                        proved to me on the basis of satisfactory evidence to
                                be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signatures on the instrument the persons, or the entity upon behalf of which the person acted, executed the instrument.


                                WITNESS my hand and official seal.

                                   /s/ Nancy Baughman
                                -----------------------------------------------
                                         Signature of Notary Public

---------------------------------OPTIONAL---------------------------------------

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: Assignment of Deed of Trust
                          ------------------------------------------------------
Document Date: 10/27/94                               Number of Pages: 1 page
               --------------------------------------                  --------

Signer(s) Other Than Named Above: E.G. Craig; Dianna Almini; Julie A. Garrison
                                 ----------------------------------------------

CAPACITY(IES) CLAIMED BY SIGNER(S)     |
                                       |
Signer's Name:________________________ | Signer's Name:________________________
                                       |
[ ] Individual                         | [ ] Individual
[ ] Corporate Officer                  | [ ] Corporate Officer
    Title(s):                          |     Title(s):
[ ] Partner -- [ ] Limited [ ] General | [ ] Partner -- [ ] Limited [ ] General
[ ] Attorney-in-Fact                   | [ ] Attorney-in-Fact
[ ] Trustee                            | [ ] Trustee
[ ] Guardian or Conservator            | [ ] Guardian or Conservator
[ ] Other:____________                 | [ ] Other:____________
                                       |
                                       |
    ------------------                 |     ------------------
                                       |
Signer Is Representing:                | Signer Is Representing:
                                       |
                                       |
  --------------------                 |   --------------------
                                       |
  --------------------                 |   --------------------


================================================================================

                                  EXHIBIT "A"

The land referred to herein is situated in the State of California, County of Napa, and is described as follows:

PARCEL ONE:

Commencing at the point formed by the intersection of the Northerly line of the County Road commonly known as "The American Canyon Road", with the dividing line between the Subdivision of the Bella Vista Ranch, Napa County, Cal., as per map filed December 13, 1984 in the office of the County Recorder of said Napa County, and the tract of land formerly known as the Sarah A.
Hobbs Ranch, said dividing line being the Easterly line of the Subdivision of the Bella Vista Ranch; running thence along said dividing line, North 10 degree 37' West 1443 feet to a fence corner at the Southwesterly corner of the 151.70 acre tract of land formerly of Mrs. Christina Fluor; thence along a fence line marking the Southerly and Easterly boundaries of said 151.70 acre tract, North 85 degree 45' East 1001 feet, North 10 degree 41' West 1012 feet, North 60 degree 29' East 1128 feet, North 15 degree 17' West 708 feet and North 19 degree 25' East 1723 feet to a fence corner on the fence marking the Southerly boundary of the 90 acre tract of land now or formerly of Matilde Cantoni; thence along the fence line marking the Southerly boundary of said 90 acre tract South 72 degree 19' East 1623 feet to a large oak tree: thence along the fence marking the boundaries of said 90 acre tract and the 850 acre tract of land now or formerly of Edward Francis Scally, South 64 degree 24' East 1464 feet to a fence corner; thence along the fence marking the boundaries of said 850 acre tract and the lands of the Security First National Bank of Los Angeles, as Trustee, under the Last Will and Testament of Edward Maro Wilson, deceased, as distributed under the Decree of Distribution and Order Amending same, certified copies of which are of record in Volume 128 of Deeds, at page 326, and Volume 127 of Deeds, at page 489, said Napa County Records, South
17 degree 22' West 4213 feet to a large stone; thence along a fence South
84 degree 24' West 308 feet to a fence angle; thence along a fence South
12 degree 41' West 392 feet to a fence corner on the Northerly line of the aforesaid American Canyon Road; thence along the Northerly line of said road, South 73 degree 42' West 108 feet, North 80 degree 12' West 437 feet, North
85 degrees 31' West 824 feet, South 88 degree 59' West 1520 feet and North
62 degree 26' West 281 feet, more or less, to the point of commencement. CONTINUED.

Order No.:  103292  -MN

                              Legal Description
                                 (continued)

Being a portion of Sections 19, 20, 29 and 30, Township 4 North, Range 3 West, Mount Diablo Meridian.

EXCEPTING THEREFROM, the parcels described as follows:

a) The parcel of land described in the Deed from Joaquin B. Avilla, Jr., and wife to L. Basil Hewetson, et ux, dated May 18, 1948 and recorded in Book 290 at page 450 of Official Records of Napa County.

b) The parcel of land described in the Deed from Joaquin B. Avilla, Jr., et ux, to Reba Delphine Palm, M.D. dated June 24, 1948 and recorded in Book 292 at page 167 of Official Records of Napa County.

c) The parcel of land described in the Deed from Joaquin B. Avilla, Jr., et ux, to the County of Napa, dated May 11, 1962 and recorded in Book 651 at page 954 of Official Records of Napa County.

Also Excepting Therefrom Parcels "A" and "X", as shown on Map No. 3978 entitled, a Parcel Map of a Portion of the Lands of Mary C. Avilla 681 O.R. 171, Being a portion of Sections 19, 20, 29 & 30, T4N, M.D.B. & M.", filed December 10, 1986 in Book 15 of Parcel Maps at pages 23-24 in the office of the County Recorder of said Napa County.

APN: O59-040-044

PARCEL TWO:

Parcels "A" and "X" on Map No. 3978 entitled, "Parcel map of a Portion of the Lands of Mary C. Avilla 681 O.R. 171, Being a portion of Sections 19, 20, 29 & 30, T4N, R34, M.D.B. & M.", filed December 10, 1986 in Book 15 of Parcel Maps at pages 23-24 in the office of the County Recorder of said Napa County.

APN:  059-040-041

CONTINUED

Order No.: 103292 -MN

                              Legal Description
                                 (continued)

PARCEL THREE:

Commencing at a point, hereinafter called Point "A", in the center of a private driveway which bears South 89 degree 38' 55" West. 276.00 feet and North 2 degree 23' 04" West, 464.94 feet from a rebar monument at the Southwest corner of Parcel X" as it is shown on the map of record in Book 15 of Parcel Maps, at page 24, Napa County Records; thence, following a fence, South 84 degrees 19' 25" West, 256.69 feet to a fence corner; thence North 2 degree 25' 26" West,
243.68 feet to a fence corner; thence North 45 degree 25' 45" East. 390.14 feet; thence, following a fence, South 48 degree 39' 01" East, 343.30 feet to a fence corner; thence, following a fence, South 3 degree 16' 15" East. 237.28 feet to a fence corner; thence, following a fence, South 84 degrees 19' 25" west, 284.84 feet to the point of commencement, consisting of approximately Four (4) acres of land including all buildings and improvements located thereon.

APN: 059-040-043

PARCEL FOUR:

As an appurtenance to Parcel Three above. An exclusive easement for roadway and utility purposes, 25.00 feet in width, lying 12.5 feet on each side of the following described centerline:

Commencing at the aforementioned Point "A" in the center of a private driveway and following said road, South 2 degree 23' 04" East, 464.94 feet to the Northerly line of American Canyon Road at a point which is South 89 degree 38' 55" West, 276.00 feet from a rebar monument at the Southwest corner of the aforementioned Parcel "X", there terminating.

                          ALL-PURPOSE ACKNOWLEDGMENT


State of California    )

County of Marin        )

     On 10/26/94 before me,         D. McInnis
        --------            --------------------------------------------------
                            Name and Title of Officer (i.e., Your Name, Notary Public)

personally appeared   William E. Parker
                    ------------------------------
                    Name(s) of Document Signer(s)

personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons(s) whose names(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


     WITNESS my hand and official seal.



       /s/ D. McInnis
     ----------------------------------
           Signature of Notary                         [NOTARY SEAL]
                                          (Affix seal in the above blank space)